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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 1, 2006

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Delaware                       1-13970                 35-1848094
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

1100 North Washington Street, Delphi, Indiana                       46923
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 1, 2006, Chromcraft Revington, Inc. issued a press release announcing its financial results for its first quarter ended April 1, 2006. The press release is set forth in Exhibit 99.1 attached hereto.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  99.1 Press Release of Chromcraft Revington, Inc. dated May 1, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 4, 2006

                                        CHROMCRAFT REVINGTON, INC.

                                        By: /s/ Frank T. Kane
                                            -----------------------------------
                                            Frank T. Kane
                                            Vice President - Finance and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number          Description
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99.1            Press Release of Chromcraft Revington, Inc. dated May 1, 2006




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